Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated May 13, 2002, included in this Form 11-K for the year ended December 31, 2001, into Occidental Petroleum Corporation's previously filed Registration Statement No. 333-72721.


ARTHUR ANDERSEN LLP


Los Angeles, California
May 13, 2002


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